UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800-525 West 8th Avenue
Vancouver, BC, Canada	V5Z 1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AGRI	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.07 Submission of Matters to a Vote of Securityholders

AgriForce Growing Systems, Ltd. (the “Company”) held its Annual Meeting of Shareholders on Monday, October 27, 2025; wherein holders of the common stock, as of the record date of September 19, 2025, were entitled to receive notice and vote at the meeting, held at the Company’s principal offices at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6 at 9:00 a.m. Pacific Time (PDT). The Inspector of Elections certified that as of the record date, there were 2,501,340 common shares entitled to vote; and that the total number of shares voted in person or by proxy were 1,554,534 - 62.148%, which were cast as follows:

1. Election of the following five (5) director nominees to hold office until the 2026 annual meeting

	For	Withhold	Broker Non-Vote
01) John Meekison	999,035	11,831	543,668
02) David Welch	999,609	11,257	543,668
03) Amy Griffith	999,613	11,253	543,668
04) Richard Levychin	999,585	11,281	543,668
05) Elaine Goldwater	999,610	11,256	543,668

2. Ratification of the appointment of CBIZ CPAS P.C. as the company’s independent registered certified public accountant for the fiscal year ending December 31, 2025.

For	Against	Abstain
1,505,620	41,368	7,546

3. Approval of an amendment to the 2024 equity incentive plan to increase the number of shares reserved for issuance from 87,237 to 5,750,000.

For	Against	Abstain	Broker Non-Vote
981,616	28,938	312	543,668

4.Approval, for the purpose of complying with the applicable provisions of nasdaq listing rule 5635, of the issuance of the company’s common shares and certain other transactions pursuant to subscription agreements between certain accredited investors and the company in a private placement transaction.

For	Against	Abstain	Broker Non-Vote
990,959	19,199	708	543,668

Item 8.01 Other Matters

On October 27, 2025, the Company issued a press release regarding the matters set forth above in Item 5.07. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibit

Item 99.1	Press Release dated October 27, 2025
Item 104	Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn, CEO